UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture – 5.75% Convertible Senior Subordinated Secured Second Lien Notes Due 2023

On February 22, 2018, Iconix Brand Group, Inc. (the “Company”) completed its previously announced exchange (the “Exchange”) pursuant to which the Company issued new 5.75% Convertible Senior Subordinated Secured Second Lien Notes due 2023 (the “New Convertible Notes”) in an aggregate principal amount of approximately $125,000,000 in exchange for (i) approximately $125,000,000 aggregate principal amount of the Company’s outstanding 1.50% Convertible Senior Subordinated Notes due 2018 (the “2018 Convertible Notes”) and (ii) cash payments representing accrued but unpaid interest on the 2018 Convertible Notes. The Exchange was completed pursuant to the terms of a number of exchange agreements (the “Exchange Agreements”) entered into with certain holders of the 2018 Convertible Notes in separate, privately negotiated transactions. The foregoing description of the Exchange and the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreements, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As part of the Exchange, the New Convertible Notes were issued pursuant to an Indenture (the “Indenture”), dated February 22, 2018, by and among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The New Convertible Notes were issued to the holders of the 2018 Convertible Notes pursuant to the Exchange Agreements in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(a)(2) thereof. The New Convertible Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder.

The principal terms of the New Convertible Notes are set forth in Item 1.01 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2018 and Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2018, each of which is incorporated by reference herein. Such descriptions of the New Convertible Notes and the Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure above under Item 1.01 of this Current Report on Form 8-K with respect to the Indenture and New Convertible Notes is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 3.03	Material Modifications to Rights of Security Holders

The information provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of February 22, 2018, by and among the Company, the Guarantors listed therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Form of Exchange Agreement, by and between the Company and the Holder named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.

By:	/s/ David K. Jones
	Name:	David K. Jones
	Title:	Executive Vice President and Chief Financial Officer

Date: February 23, 2018